Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (3) The Report fully complies with the requirements of section 13(a)
                or 15(d) of the Securities Exchange Act of 1934; and

            (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.



         /s/ Joseph H. Black
         -------------------------------------
         Joseph H. Black
         Treasurer and Chief Financial Officer
         May 13, 2004



         I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.



         /s/ Susanne Dickey
         -------------------------------------
         Susanne Dickey
         Assistant Financial Officer
         May 13, 2004